UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 2, 2006 (September 26, 2006)
WORTHINGTON INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Ohio	001-08399	31-1189815

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Old Wilson Bridge Road, Columbus, Ohio	43085

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(614) 438-3210

Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.
Approval of Worthington Industries, Inc. 2006 Equity Incentive Plan for Non-Employee Directors
At the 2006 Annual Meeting of Shareholders of Worthington Industries, Inc. (the “Company”) held on September 27, 2006 (the “2006 Annual Meeting”), the Company’s shareholders approved the Worthington Industries, Inc. 2006 Equity Incentive Plan for Non-Employee Directors (the “2006 Director Plan”). The 2006 Director Plan is intended to promote the long-term financial success of the Company and increase shareholder value by providing non-employee directors of the Company (“Non-Employee Directors”) an opportunity to acquire and maintain an ownership interest in the Company and encouraging Non-Employee Directors to remain as directors and put forth maximum efforts for the Company’s success. The 2006 Director Plan serves these purposes by making equity-based awards (“Awards”) available for grant to Non-Employee Directors in the form of (i) non-qualified stock options to purchase common shares (“options”); (ii) restricted stock; (iii) restricted stock units; (iv) stock appreciation rights; and (v) whole common shares.
The aggregate number of common shares that may be subject to Awards under the 2006 Director Plan is:
(i) 200,000 common shares, which may be used for any type of Award under the 2006 Director Plan, including options; plus
(ii) the following aggregate number of common shares, which may be used only for options granted under the 2006 Director Plan: (a) 200,000 common shares; plus (b) the number of common shares that, on the date the 2006 Director Plan was approved by the Company’s shareholders (September 27, 2006), were authorized and available for grant under the Worthington Industries, Inc. 2000 Stock Option Plan for Non-Employee Directors, as amended September 25, 2003 (the “2000 Director Plan”), but which were not subject to outstanding options under the 2000 Director Plan (101,000 common shares); plus (c) the number of common shares that, on the date the 2006 Director Plan was approved by the Company’s shareholders, were subject to options issued under the 2000 Director Plan, but which are subsequently forfeited under the terms of the 2000 Director Plan without receipt of any consideration. As of September 27, 2006, an aggregate of 127,000 common shares were subject to outstanding options granted under the 2000 Director Plan.
The number of common shares available under the 2006 Director Plan (as well as the appropriate terms of outstanding Awards) will be adjusted to take into account any share dividends, share splits, recapitalizations, mergers, consolidations, combinations, spin-offs, distributions of assets to shareholders, exchanges of shares or other similar corporate changes affecting the common shares of the Company.
The 2006 Director Plan is administered by the Company’s Board of Directors (the “Board”). The Board determines which Non-Employee Directors will be granted Awards, the type of each Award granted and the terms and conditions of each Award.

Unless earlier terminated in accordance with its terms, the 2006 Director Plan will continue until the day after the Company’s 2016 Annual Meeting of Shareholders.
The description of the 2006 Director Plan provided above is qualified in its entirety by reference to the complete terms of the 2006 Director Plan, which was filed as Exhibit 10 to the Company’s Registration Statement on Form S-8 (Registration No. 333-137614) filed with the Securities and Exchange Commission on September 27, 2006. In addition, a description of the material terms of the 2006 Director Plan was included under the caption “PROPOSAL 2: APPROVAL OF THE WORTHINGTON INDUSTRIES, INC. 2006 EQUITY INCENTIVE PLAN FOR NON-EMPLOYEE DIRECTORS” in the Company’s definitive Proxy Statement for the 2006 Annual Meeting, as filed with the Securities and Exchange Commission on August 22, 2006.
Grant of Awards to Non-Employee Directors under 2006 Director Plan
On September 27, 2006, each individual then serving as a Non-Employee Director of the Company was granted: (i) an option to purchase 5,000 common shares, with an exercise price of $17.23 and (ii) a restricted stock award covering 1,300 common shares (also referred to as “restricted shares”).
The following table shows the number of common shares subject to the option and the number of common shares subject to the restricted stock award granted to each Non-Employee Director of the Company on September 27, 2006:

		Number of Common
	Number of Common	Shares Subject to
Name	Shares Subject to Option	Restricted Stock Award
John B. Blystone	5,000	1,300
William S. Dietrich, II	5,000	1,300
Michael J. Endres	5,000	1,300
Peter Karmanos, Jr.	5,000	1,300
John R. Kasich	5,000	1,300
Carl A. Nelson, Jr.	5,000	1,300
Sidney A. Ribeau	5,000	1,300
Mary Schiavo	5,000	1,300
Each option has an expiration date of September 26, 2016 and will become vested and fully exercisable on the first to occur of (i) the first anniversary of the grant date (i.e., September 27, 2007) or (ii) the date on which the 2007 Annual Meeting of Shareholders of the Company is held. Upon a business combination or change in control (as defined in the 2006 Director Plan), each option will become fully vested and exercisable. If a Non-Employee Director’s service on the Board terminates due to death, disability (as defined in the 2006 Director Plan) or retirement (as defined in the 2006 Director Plan), the Non-Employee Director’s option will become fully vested and exercisable and will remain exercisable until the earlier of the expiration date or the third anniversary of the Non-Employee Director’s termination of service. If a Non-Employee Director’s service on the Board is terminated for cause, the option will be forfeited on the termination date. If a Non-Employee Director’s service on the Board terminates for any other reason and the option is not vested, it will be forfeited on the termination date, or if the option is vested, it will remain exercisable until the earlier of the expiration date or the first anniversary of the Non-Employee Director’s termination of service. The form of Nonqualified Stock Option Award Agreement entered into by the Company in order to evidence the grant of options to Non-Employee Directors on September 27, 2006 and to be entered into by the Company in order to evidence future grants of options to Non-Employee Directors under the 2006 Director Plan is filed with this Current Report on Form 8-K as Exhibit 10.2.
The restricted shares will be held in escrow by the Company and may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the restrictions thereon have lapsed. The restrictions on the restricted shares will lapse and the restricted shares will become fully vested on the first to occur of: (i) the first anniversary of the grant date (i.e., September 27, 2007) or (ii) the date on which the 2007 Annual Meeting of Shareholders of the Company is held. Upon a business combination or change in control, the restricted shares will become fully vested. If a Non-Employee Director’s service on the Board terminates due to death, disability or retirement, the Non-Employee Director’s restricted shares will become fully vested. If a Non-Employee Director’s service on the Board terminates for any other reason, the restricted shares will be forfeited. During the time between the grant date and the vesting date of the restricted shares, a Non-Employee Director may exercise full voting rights in respect of the restricted shares and dividends will be accrued and paid in respect of the restricted shares upon the vesting date, if the underlying restricted shares vest. The form of Restricted Stock Award Agreement entered into by the Company in order to evidence the grant of restricted shares to Non-Employee Directors on September 27, 2006 and to be entered into by the Company in order to evidence future grants of restricted shares to Non-Employee Directors under the 2006 Director Plan is filed with this Current Report on Form 8-K as Exhibit 10.3.
2000 Director Plan
Since the 2006 Director Plan was approved by the Company’s shareholders at the 2006 Annual Meeting, no options were granted under the 2000 Director Plan on the date of the 2006 Annual Meeting and no further options will be granted under the 2000 Director Plan. However, outstanding options previously granted under the 2000 Director Plan will remain outstanding and will remain in effect in accordance with their respective terms. As of September 27, 2006, an aggregate of 127,000 common shares were subject to outstanding options granted under the 2000 Director Plan.
Adjustment in Long-Term Incentive Plan Awards for Executive Vice President and Chief Operating Officer
On September 26, 2006, the Compensation Committee of the Board of Directors of the Company approved the following increases in the cash performance awards previously made to George P. Stoe under the Worthington Industries, Inc. 1997 Long-Term Incentive Plan for the three-year performance period ending May 31, 2007 and the three-year performance period ending May 31, 2008 to reflect his promotion to Executive Vice President and Chief Operating Officer of the Company in December 2005 and the portion of each performance period he would serve in such capacity. At the time each cash performance award was originally made to Mr. Stoe, he was serving as President of Worthington Cylinder Corporation, a subsidiary and business unit of the Company.
Cash Performance Award for Three-Year Performance Period Ending May 31, 2007:
George P. Stoe:

	Original Award	Adjusted Award
Threshold ($)	100,000	147,222
Target ($)	200,000	294,444
Maximum ($)	300,000	441,667
Cash Performance Award for Three-Year Performance Period Ending May 31, 2008:
George P. Stoe:

	Original Award	Adjusted Award
Threshold ($)	100,000	160,417
Target ($)	200,000	320,833
Maximum ($)	300,000	481,250
Payouts of cash performance awards are tied to achieving specified levels (threshold, target and maximum) of cumulative corporate economic value added and earnings per share growth for the performance period and, for the portion of each performance period that Mr. Stoe served as President of Worthington Cylinder Corporation, operating income for the business unit. For the portion of each performance period that Mr. Stoe served as President of Worthington Cylinder Corporation, the corporate economic value added and earnings per share measures together carry a 50% weighting, and the business unit operating target is weighted 50%. For the remainder of each performance period, each of the corporate economic valued added and earnings per share measures carries a 50% weighting. If the performance level falls between threshold and target or between target and maximum, the award is prorated. Cash performance awards may be paid in cash, common shares of the Company, other property, or any combination thereof, at the sole discretion of the Compensation Committee at the time of payment.
Item 8.01.     Other Events.
Election of Directors at 2006 Annual Meeting and Continuing Directors
On September 27, 2006, at the 2006 Annual Meeting, each of John B. Blystone, William S. Dietrich, II, Carl A. Nelson, Jr. and Sidney A. Ribeau was re-elected as a director of the Company for a three-year term, expiring at the 2009 Annual Meeting of Shareholders.
The directors of the Company whose terms of office continue until the 2007 Annual Meeting of Shareholders are: John R. Kasich, John P. McConnell and Mary Schiavo.

The directors of the Company whose terms of office continue until the 2008 Annual Meeting of Shareholders are: John S. Christie, Michael J. Endres and Peter Karmanos, Jr.
Ratification by Shareholders of Selection of KPMG LLP
At the 2006 Annual Meeting, the shareholders of the Company ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2007.
Stock Repurchases
At its meeting on September 27, 2006, the Board of Directors of the Company reconfirmed its authorization to repurchase up to 10,000,000 of the Company’s outstanding common shares, which authorization had initially been announced on June 13, 2005. The common shares may be purchased from time to time, with consideration given to the market price of the common shares, the nature of other investment opportunities, cash flow from operations and general economic conditions. Repurchases may be made on the open market or through privately negotiated transactions. The Company began making purchases of its outstanding common shares on September 28, 2006. No repurchases of common shares had been made by the Company under this authorization prior to that time.
Item 9.01.     Financial Statements and Exhibits.
(a) through (c): Not applicable.
(d) Exhibits:
The following exhibits are filed with or incorporated by reference in this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Worthington Industries, Inc. 2006 Equity Incentive Plan for Non-Employee Directors, incorporated herein by reference to Exhibit 10 to the Registration Statement on Form S-8 of Worthington Industries, Inc. filed on September 27, 2006 (Registration No. 333-137614).

10.2	Form of Nonqualified Stock Option Award Agreement under the Worthington Industries, Inc. 2006 Equity Incentive Plan for Non-Employee Directors entered into by Worthington Industries, Inc. in order to evidence the grant of nonqualified stock options to non-employee directors of Worthington Industries, Inc. on September 27, 2006 and to be entered into by Worthington Industries, Inc. in order to evidence future grants of nonqualified stock options to non-employee directors of Worthington Industries, Inc.

10.3	Form of Restricted Stock Award Agreement under the Worthington Industries, Inc. 2006 Equity Incentive Plan for Non-Employee Directors entered into by Worthington Industries, Inc. in order to evidence the grant of restricted stock to non-employee directors of Worthington Industries, Inc. on September 27, 2006 and to be entered into by Worthington Industries, Inc. in order to evidence future grants of restricted stock to non-employee directors of Worthington Industries, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date: October 2, 2006	By:	/s/Dale T. Brinkman

Dale T. Brinkman, Vice President —
Administration, General Counsel and Secretary

WORTHINGTON INDUSTRIES, INC.
CURRENT REPORT ON FORM 8-K DATED OCTOBER 2, 2006
INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Worthington Industries, Inc. 2006 Equity Incentive Plan for Non-Employee Directors, incorporated herein by reference to Exhibit 10 to the Registration Statement on Form S-8 of Worthington Industries, Inc. filed on September 27, 2006 (Registration No. 333-137614).

10.2	Form of Nonqualified Stock Option Award Agreement under the Worthington Industries, Inc. 2006 Equity Incentive Plan for Non-Employee Directors entered into by Worthington Industries, Inc. in order to evidence the grant of nonqualified stock options to non-employee directors of Worthington Industries, Inc. on September 27, 2006 and to be entered into by Worthington Industries, Inc. in order to evidence future grants of nonqualified stock options to non-employee directors of Worthington Industries, Inc., filed herewith.

10.3	Form of Restricted Stock Award Agreement under the Worthington Industries, Inc. 2006 Equity Incentive Plan for Non-Employee Directors entered into by Worthington Industries, Inc. in order to evidence the grant of restricted stock on September 27, 2006 to non-employee directors of Worthington Industries, Inc. and to be entered into by Worthington Industries, Inc. in order to evidence future grants of restricted stock to non-employee directors of Worthington Industries, Inc., filed herewith.